Exhibit 3.1

CERTIFICATE OF LIMITED PARTNERSHIP

OF

WELLS OPERATING PARTNERSHIP II, L.P.

The undersigned, desiring to form a limited partnership pursuant to Section 17-201 of the Delaware Revised Uniform Limited Partnership Act, does hereby certify as follows:

I.	The name of the limited partnership is Wells Operating Partnership II, L.P. (the “Partnership”).

II.	The address of the Partnership’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle. The name of the Partnership’s registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

III.	The name and mailing address of the sole general partner is as follows:

Name	Mailing Address

Wells Real Estate Investment Trust II, Inc.	6200 The Corners Parkway
Suite 250
Atlanta, Georgia 30092

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Wells Operating Partnership II, L.P., as of July 3, 2003.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

By:
Name:	Douglas P. Williams
Its:	Executive Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:27 PM 07/03/2003
FILED 04:29 PM 07/03/2003
SRV 030442580 – 3678324 FILE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

WELLS OPERATING PARTNERSHIP II, L.P.

The undersigned, desiring to form a limited partnership pursuant to Section 17-201 of the Delaware Revised Uniform Limited Partnership Act, does hereby certify as follows:

I.	The name of the limited partnership is Wells Operating Partnership II, L.P. (the “Partnership”).

II.	The address of the Partnership’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle. The name of the Partnership’s registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

III.	The name and mailing address of the sole general partner is as follows:

Name	Mailing Address

Wells Real Estate Investment Trust II, Inc.	6200 The Corners Parkway
Suite 250
Atlanta, Georgia 30092

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Wells Operating Partnership II, L.P., as of July 3, 2003.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

By:
Name:	Douglas P. Williams
Its:	Executive Vice President